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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): July 1, 2003

                        HEADWAY CORPORATE RESOURCES, INC.
             (Exact Name of Registrant as Specified in Its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



                   1-16025                              75-2134871
           (Commission File Number)         (I.R.S. Employer Identification No.)

              317 MADISON AVENUE
              NEW YORK, NEW YORK                              10017
   (Address of Principal Executive Offices)                (Zip Code)

                                 (212) 672-6501
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 3.      BANKRUPTCY OR RECEIVERSHIP.

           On July 1, 2003, Headway Corporate Resources, Inc. (the "Company") filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Company remains in possession of its assets and properties, and continues to operate its businesses and manage its properties as a "debtor-in-possession" pursuant to the Bankruptcy Code. This filing does not include any of the Company's subsidiaries.

           The Company has reached an agreement in principal with the holders of its senior and subordinated indebtedness for a restructuring of the Company's outstanding indebtedness and equity (the "Restructuring"). The Company intends to effect the Restructuring by means of a pre-arranged chapter 11 plan of reorganization (the "Plan"), which was filed with the Bankruptcy Court. A copy of the Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Pursuant to the Plan, the currently outstanding shares of the Company's common stock will be cancelled without any distribution to be made to the holders of such shares.

           The American Stock Exchange ("AMEX") has advised the Company that the last day of trading of its common stock on AMEX was June 30, 2003 and that AMEX will file an application with the Securities and Exchange Commission to strike the Company's stock from listing and registration.

           A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

           (c)       Exhibits

          Exhibit 99.1 - Plan of Reorganization, filed with the Bankruptcy Court on July 1, 2003.

          Exhibit 99.2 - Press Release issued on July 1, 2003 by the Company.

          Exhibit 99.3 - Disclosure Statement, filed with the Bankruptcy Court on July 1, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

             In connection with the filing of the Plan, the Company has filed a Disclosure Statement with the Bankruptcy Court for its approval. The Bankruptcy Code does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the Disclosure Statement.

           A copy of the Disclosure Statement is attached hereto as Exhibit 99.3 and is incorporated herein by reference.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 1, 2003
                                             HEADWAY CORPORATE RESOURCES, INC.



                                             By:   /s/ Barry S. Roseman
                                                --------------------------------
                                                Name:  Barry S. Roseman
                                                Title: President




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                                 EXHIBIT INDEX

Exhibit              Description
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99.1      Plan of Reorganization, filed with the Bankruptcy Court on July 1,
          2003.

99.2      Press Release issued on July 1, 2003 by the Company.

99.3      Disclosure Statement, filed with the Bankruptcy Court on July 1, 2003.





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